SECOND AMENDMENT TO
                          CORPORATE RESEARCH AGREEMENT


         This Second Amendment to Corporate Research Agreement is entered into as of this 9th day of September, 1996 by and between SUNPHARM CORPORATION, a corporation duly organized under the laws of Delaware and currently having its principal office at 4651 Salisbury Road, Suite 205, Jacksonville, Florida 32256 (thereinafter referred to as "Sponsor") and the UNIVERSITY OF FLORIDA RESEARCH FOUNDATION, INC., a not-for-profit corporation duly organized and existing under the laws of the state of Florida and having its principal office at 223 Grinter Hall, University of Florida, Gainesville, Florida 32611-2037, U.S.A. (hereinafter referred to as "UFRFI").

                                   WITNESSETH:

         WHEREAS, Sponsor and UFRFI have entered into a Corporate Research Agreement dated April 30, 1993 to be effective March 26, 1993, (the "Research Agreement"), which Research Agreement superseded in its entirety an earlier Corporate Research Agreement between the parties dated December 9, 1991;

         WHEREAS, Sponsor and UFRFI entered into a First Amendment to the Research Agreement as of May 16, 1994 in order to extend the term of the period covered by such Research Agreement and to make certain other related changes thereto;

         WHEREAS, the parties desire to enter into this Second Amendment to the Research Agreement in order to extend the term thereof, to provide for certain additional payments by Sponsor to UFRFI and to revise the Project Description and Project Work accordingly.

         NOW THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

         1. In exchange for the execution of the Fourth Amendment to Patent License Agreement by UFRFI and Sponsor, dated the date hereof, Sponsor agrees that it will increase the total direct costs payable to UFRFI pursuant to
Section 4.1 of the Research Agreement by the sum of $200,000 per year for direct costs and $50,000 per year for indirect costs during the term of the Research Agreement, commencing January 1, 1997. The total amount payable by sponsor to UFRFI on an annual basis commencing January 1, 1997 shall be $875,000. In addition, Sponsor will increase quarterly payments, starting October 1, 1996 from the current $156,000 per quarter to $177,000 for the fourth quarterly payment, 1996, and to $198,000 for the first quarterly payment, 1997. For each quarterly payment thereafter, Sponsor shall pay the sum of $218,750.

         2. The definition of Contract Period contained in Section 1.3 of the Research Agreement is hereby amended by deleting the date "December 31, 1996" and inserting in lieu thereof the date "December 31, 1998."

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         3. The definitions of "Project Description" in Section 1.1 and "Project
Work" in Section 1.2 of the Research Agreement are hereby amended to include the descriptions of the project or projects as described in Exhibit A to this Second Amendment.

         4. The definition of "University Inventions" in Section 1.4.2.2 of the Research Agreement is hereby amended by deleting the phrase "present and future" from the first line thereof.

         5. Except as amended hereby, the Research Agreement shall be and remain in full force and effect.

         6. This Second Amendment to Corporate Research Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which shall be taken together as one instrument.

         IN WITNESS WHEREOF, the parties have caused this Second Amendment to Corporate Research Agreement to be executed as of the date and year first above written.



                                    SPONSOR:

                                    SunPharm Corporation


                                    By:/s/ STEFAN BORG
                                       -------------------------------
                                           Stefan Borg,President


                                    UFRFI:

                                    University of Florida
                                    Research Foundation, Inc.


                                    By: /s/ RONALD M. KUDLA
                                        ------------------------------
                                    Name:   Ronald M. Kudla
                                    Title:  Director, OTL

READ AND ACKNOWLEDGED               Reviewed by UFRFI's Attorney:

/s/ RAYMOND J. BERGERON                /s/ GREGORY A. NELSON
-------------------------------        -------------------------------
    Raymond J. Bergeron                    Gregory A. Nelson

                                           Sept. 9, 1996

                                    (This attorney shall not be deemed a
                                    signatory to this Agreement.)

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